Exhibit 99.2

 First Quarter 2022 Investor Presentation

 FORWARD-LOOKING STATEMENTS  2  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2022 Financial Outlook” in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the impact and uncertainty created by the ongoing COVID-19 pandemic, including, but not limited to, its effects on our employees, facilities, customers, and suppliers, the availability and cost of raw materials, energy, and other supplies, the availability and cost of labor, logistics, and transportation; the uncertain impacts of the ongoing conflict between Russia and Ukraine on our supply chain, input costs, including energy and transportation, and generally on economic conditions; governmental regulations and restrictions, and general economic conditions, including inflation; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing  technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity- improvement and cost-reduction efforts, acquisition and divestiture activities, and operational improvement plan; the effectiveness of the Company’s past restructuring activities; changes in costs of raw materials, including energy; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; currency exchange rate  fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

 NON-GAAP FINANCIAL MEASURES  2  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted revenue, adjusted operating income, adjusted net earnings, adjusted EBITDA, and adjusted diluted earnings per share (which exclude divestiture & other related costs, the results of the divested product lines, and restructuring and other costs, which include operational improvement plan costs and income) (2) adjusted results by segment (which exclude divestiture & other related costs, operational improvement plan costs and income, and the results of the divested operations), (3) percentage changes in revenue, operating income, diluted earnings per share, and EBITDA on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars, divestiture & other related costs, the results of the divested product lines, and restructuring and other costs, which include operational improvement plan costs), and (4) adjusted EBITDA (which excludes depreciation and amortization expense, non-cash share based compensation expense, the results of the divested product lines, the divestiture & other related costs, and operational improvement plan costs and income). The Company has included each of these non- GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this presentation and the Company’s SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends. The Company believes this information can be beneficial to investors for these same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Refer to “Non-GAAP Financial Measures” at the end of this presentation for reconciliations and additional information.

 Sensient Overview  2  Provider of customized solutions for food and beverage, pharmaceutical, and personal care customers  Global market leader offering an extensive portfolio of natural flavor and color technology platforms and solutions  Exceptional innovation & applications expertise with unique ability to service global, regional, and local customers

 Innovative Technologies Creating Unique Solutions  2  Applications expertise and solutions-based selling  High impact relative to cost  Technically-driven products that are difficult to replace Strong consumer trends  Opportunities to grow organically and through M&A

 Focusing our portfolio and strengthening our commitment to the end markets  2  Investing in core focus areas of Flavors and Extracts, Natural Ingredients, Food and Pharmaceutical Colors, and Personal Care  Divested non-core product lines (inks, fragrances, and yogurt fruit  prep product lines) in 2020 and 2021  Expanded flavor portfolio and strengthened technical solutions capabilities through the acquisition of Flavor Solutions, Inc. on July 15, 2021

 Natural solutions provider focused on consistent and sustainable supply chain  2  Provider of natural solutions to support health & wellness and clean label consumer trends  Robust agronomy program ensures responsible procurement and traceability of sustainable ingredients  Committed to delivering safe, authentic, high-quality natural products through Sensient’s CertasureTM program

 8  Global Revenue by Group  2021 Global Revenues include intercompany sales which are eliminated on a consolidated basis.  *Adj. Revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.  Color Group  2021 Revenue: $545M 2021 Adj. Revenue*: $543M Core Areas of Focus: Food and Pharmaceutical Colors and Personal Care  Flavors & Extracts Group  2021 Revenue: $739M 2021 Adj. Revenue*: $712M Core Areas of Focus: Natural Flavors, Extracts and Natural Ingredients  Asia Pacific Group  2021 Revenue: $135M 2021 Adj. Revenue*: $135M Core Areas of Focus: Flavors and Colors for food and beverage

 9  Global market leader  Natural color innovator  Excellent innovation & applications expertise  Color Group

 10  Color Overview  Food and Pharmaceutical  LC Revenue Change*  Q1 ’22 +11.8%  Market trend toward natural colors in food and beverage  Unique value proposition for Pharmaceutical customers includes  colors, flavors, coatings, and extracts  Personal Care 29% of  Segment Revenue 29% of Adj. Segment Revenue  LC Revenue  Q1 ’22  Change* • Demand for innovative products with multiple benefits  +10.6% • Product line includes dyes, pigments, formulation aides and  ingredients for color cosmetics, hair care, and skin care  2021 Revenue: $545M 2021 Adj. Revenue*: $543M  71% of Segment Revenue 71% of Adj. Segment Revenue  *Local-currency (LC) revenue and adjusted revenue are Non-GAAP metrics, please see our GAAP to Non- GAAP Reconciliation at the end of this document.

 11  Flavors & Extracts Group  Broad product offering  Unique ability to service global, regional, and local customers  Leading technology platforms  Outstanding applications expertise

Flavors & Extracts Overview



2021 Revenue: $739M | **2021 Adj. Revenue*: $712M**

Flavors, Extracts, and Flavor Ingredients

62% of Segment Revenue | **64% of Adj. Segment Revenue**

LC Revenue	Change*
Q1 '22	+13.2%

- Opportunities for on trend products with extracts, taste modulation, and natural flavors

Natural Ingredients

35% of Segment Revenue | **36% of Adj. Segment Revenue**

LC Revenue	Change*
Q1 '22	(9.7%)

- Leading provider of dehydrated onion, garlic, and other products
- Temporary headwind due to a limited supply of onion and strong onion sales in 2021, anticipate recovery beginning in Q2

Fragrances & Yogurt Fruit Prep

3% of Segment Revenue

- Yogurt Fruit Prep divested September 2020
- Fragrances divested April 2021

SENSIENT

12

*Local-currency (LC) revenue and adjusted revenue are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at the end of this document.

13  Asia Pacific Group  Portfolio of food and beverage flavors and colors  R&D centers in Singapore, Thailand, and China to support local and regional customer base  Ability to deliver localized solutions  and technology platforms

 14  2021 adjusted revenue of $135 million and adjusted operating income of $26 million  Sensient’s sales of flavors and colors for Food and Pharmaceutical are managed on a geographic basis and reported as a separate segment  Manufacturing capabilities in Australia, New Zealand, China, Japan, Philippines, Thailand, and India  Q1 2022 local currency adjusted revenue and operating profit improved  14.4% and 31.0%, respectively  * Adjusted revenue, local currency adjusted revenue, adjusted operating income, and local currency adjusted operating profit are Non-GAAP metrics.  Please see our GAAP to Non-GAAP Reconciliation at the end of this document.  Asia Pacific Overview

 15  2022 Q1 Segment Results  Flavors & Extracts Group first quarter revenue increased as a result of growth in flavors, extracts and flavors ingredients and pricing actions across the Group. Flavor Solutions acquisition contributed $2.7 million, or 1.6%, of growth in the quarter.  Operating income was up as a result of higher volumes, product mix, and pricing.  Asia Pacific Group first quarter revenue increased double digits driven by volume growth in almost all regions. Operating income improved in the quarter due to volume growth and pricing.  Local Currency Adjusted Operating  Income*  Q1  Color  +17.5%  Flavors & Extracts  +14.7%  Asia Pacific  +31.0%  Local Currency Adjusted Revenue*  Local Currency Adjusted* Commentary:  Q1  Color Group reported higher revenue in the quarter due to double digit growth in both Food and Pharmaceutical and Personal Care. Operating income was up due to product mix, volume recovery in color make-up, and pricing.  Color  +11.8%  Flavors & Extracts  +5.1%  Asia Pacific  +14.4%  * Local-currency (LC) adjusted revenue and adjusted operating income are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 16  2022 Q1 Consolidated Results  Q1  Local Currency Adjusted Revenue*  +8.4%  Local Currency Adjusted Operating Income*  +16.2%  Local Currency Adjusted Diluted EPS*  +16.9%  Local Currency Adjusted EBITDA*  +16.3%  Q1 consolidated local currency adjusted revenue was up high-single digits despite the anticipated headwind in the Flavor Group related to limited supply of onion and strong 2021 onion sales. The Color Group, Asia Pacific Group, and flavors, extracts and flavor ingredients in the Flavor Group were all up double-digits. Pricing actions contributed to the overall results.  Q1 consolidated local currency adjusted operating income was up due to the overall volume growth across our businesses and the impact of pricing actions. The operating income improvement was partially offset due to higher year- over-year Corporate expenses related to performance-based compensation.  * Local-currency (LC) adjusted revenue, adjusted operating income, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 Capital Allocation  Prioritize ROI capital projects  Maintain financial flexibility to pursue  M&A  Dividend payout increased 5.1% in 2021  Excess capital returned to shareholders  through opportunistic share repurchases  $87  $77  $43  $54  $57  $62  $66  $67  $56  $51  $39  $52  $61  $31  $14  $9  $87  $118  $-  $50  $100  $150  $200  $250  2017  2018  2019  2020  2021  DOLLARS IN MILLIONS  Share Repurchase  Acquisitions  Dividends  Debt Repayments  Capital Expenditures  17

 2022 Financial Outlook  17  Metric  Revised  Guidance*  Previous  Guidance*  Comments  Diluted EPS (GAAP)  High-teen growth  Mid-teen growth  At current rates, we anticipate a FX headwind of approximately 12 cents  Local Currency Diluted EPS*  High single to double-digit growth  High single-digit growth  Local Currency Revenue*  Mid-to-High single- digit growth  Mid-single-digit growth  Adjusted Local Currency EBITDA*  High single to double-digit growth  High single-digit growth  Excludes the impact of share-based stock compensation  *In 2022, the Company does not anticipate any impact to the above metrics as a result of divestiture & other related costs, operational improvement plan  costs, or the results of the divested operations.  The 2022 Local Currency Diluted EPS, Local Currency Revenue and Adjusted Local Currency EBITDA growth rates for 2022 are compared to the 2021 Adjusted Diluted EPS, Adjusted Revenue and Adjusted EBITDA, respectively, which excluded the divestiture & other related costs, operational improvement plan costs and the results of operations of the divested product lines. Adjusted revenue, adjusted diluted EPS and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 Why Invest?  Strong competitive position  Defensible and ‘sticky’ business (& low portion of  customer costs)  Global presence  Exposure to stable and growing markets Focused on improving returns and on growth  17

 APPENDIX*  *Amounts in thousands, except percentages and per share amounts

 ESG Information  Click here to access our  Environmental  Sensient is committed to the principles of sound environmental stewardship and the responsible and sustainable use of energy and natural resources.  Long-term goals to reduce Energy, Water, and Hazardous Waste intensity  Seed-to-shelf program focused on sustainable supply chain  Emphasis on new products and technologies that minimize waste and environmental impacts  Chemical Risk Strategy implemented to identify and reduce risk in our portfolio  Social  Sensient strives to conduct business in an ethical manner and to make a positive contribution to society through our product offerings and business activities.  Sensient’s Code of Conduct and Supplier Code of Conduct require strong ethical behavior, fair employment practices, and strict human rights practices and product safety standards  Robust product, environmental, and raw material safety programs designed to exceed industry standards  Raw material traceability and sustainability programs  Support for our local communities through volunteerism, financial donations, sponsorships, and employee education opportunities  Governance  Sensient is committed to maintaining the highest standards of professional conduct and strong corporate  governance practices through our comprehensive corporate governance framework.  Board comprised of a majority of independent directors with diverse and accomplished backgrounds  Committed to board diversity and refreshment, we were recognized by 50/50 Women on Boards for the tenth year in a row and we have added seven new directors since 2014.  Robust Code of Conduct built on a foundation of ethics, safety and quality, and professionalism resulting in ethical and lawful conduct of our business  21

 22  Non-GAAP Financial Measures  Note: EPS Calculations may not foot due to rounding differences  Three Months Ended  Three Months Ended  Year Ended  March 31, 2022  March 31, 2021  December 31, 2021  Revenue (GAAP)  $ 355,521  $ 359,702  $ 1,380,264  Revenue of the divested product lines  -  (25,570)  (30,062)  Adjusted revenue  $ 355,521  $ 334,132  $ 1,350,202  Operating income (GAAP)  $ 52,789  $ 46,897  $ 170,028  Divestiture & other related costs – Cost of products sold  -  25  86  Divestiture & other related costs – Selling and administrative expenses  -  1,547  14,052  Operating income of the divested product lines  -  (2,927)  (1,880)  Operational improvement plan – Selling and administrative expenses (income)  -  1,001  (1,895)  Adjusted operating income  $ 52,789  $ 46,543  $ 180,391  Net earnings (GAAP)  $ 37,071  $ 31,668  $ 118,745  Divestiture & other related costs, before tax  -  1,572  14,138  Tax impact of divestiture & other related costs  -  793  2,092  Net earnings of the divested product lines, before tax  -  (2,927)  (1,880)  Tax impact of the divested product lines  -  723  460  Operational improvement plan costs (income), before tax  -  1,001  (1,895)  Tax impact of operational improvement plan  -  (296)  471  Adjusted net earnings  $ 37,071  $ 32,534  $ 132,131  Diluted earnings per share (GAAP)  $ 0.88  $ 0.75  $ 2.81  Divestiture & other related costs, net of tax  -  0.06  0.38  Results of operations of the divested product lines, net of tax  -  (0.05)  (0.03)  Operational improvement plan costs (income), net of tax  -  0.02  (0.03)  Adjusted diluted earnings per share  $ 0.88  $ 0.77  $ 3.13

 Non-GAAP Financial Measures (Cont’d)  Three Months Ended March 31, 2022  * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, Diluted Earnings per Share, and Adjusted EBITDA, adjustments consist of the results of the divested product lines, divestiture & other related costs, and operational improvement plan costs.  Revenue  Total  Foreign  Exchange Rates  Adjustments*  Adjusted  Local Currency  Flavors & Extracts  (9.1%)  (1.9%)  (12.3%)  5.1%  Color  9.4%  (1.9%)  (0.5%)  11.8%  Asia Pacific  7.8%  (5.6%)  (1.0%)  14.4%  Total Revenue  (1.2%)  (2.2%)  (7.4%)  8.4%  Operating Income   Flavors & Extracts  2.1%  (1.2%)  (11.4%)  14.7%  Color  15.3%  (2.4%)  0.2%  17.5%  Asia Pacific  21.5%  (7.8%)  (1.7%)  31.0%  Corporate & Other  1.4%  0.0%  (24.0%)  25.4%  Total Operating Income  12.6%  (3.2%)  (0.4%)  16.2%  Diluted Earnings Per Share  17.3%  (4.0%)  4.4%  16.9%  Adjusted EBITDA  14.0%  (2.3%)  N/A  16.3%  28

 Non-GAAP Financial Measures (Cont’d)  28  Note: *Fragrances was divested in April 2021, Inks was divested in June 2020, and Yogurt Fruit Prep was divested in September 2020.  Revenue  Total  Foreign Exchange Rates  Local Currency  Flavors, Extracts and Flavor Ingredients  11.2%  (2.0%)  13.2%  Natural Ingredients  (9.6%)  0.1%  (9.7%)  Fragrances*  (100.0%)  0.0%  (100.0%)  Yogurt Fruit Prep*  (100.0%)  0.0%  (100.0%)  Flavors & Extracts Group  (9.1%)  (1.9%)  (7.2%)  Food and Pharmaceutical  9.9%  (1.9%)  11.8%  Personal Care  8.3%  (2.3%)  10.6%  Inks*  14.9%  0.0%  14.9%  Color Group  9.4%  (1.9%)  11.3%  Asia Pacific  7.8%  (5.6%)  13.4%  Total revenue including the product lines divested  (1.2%)  (2.2%)  1.0%  Three Months Ended March 31, 2022

 Non-GAAP Financial Measures (Cont’d)  Results by Segment Three Months Ended March 31,   * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, adjustments consist of the results of the divested product lines, divestiture & other related costs, and operational improvement plan costs.  Revenue   2022    Adjustments*  Adjusted   2022    2021    Adjustments*  Adjusted   2021   Flavors & Extracts  $ 182,727  $ -  $ 182,727  $ 200,911  $ (24,889)  $ 176,022  Color  148,438  -  148,438  135,720  (536)  135,184  Asia Pacific  36,465  -  36,465  33,840  (295)  33,545  Intersegment elimination   (12,109)   -    (12,109)   (10,769)   150    (10,619)  Consolidated   $ 355,521   $ -  $ 355,521  $ 359,702  $ (25,570)  $ 334,132  Operating Income  Flavors & Extracts  $ 27,579  $ -  $ 27,579  $ 27,018  $ (2,880)  $ 24,138  Color  30,657  -  30,657  26,594  40  26,634  Asia Pacific  8,204  -  8,204  6,752  (87)  6,665  Corporate & Other   (13,651)   -    (13,651)   (13,467)   2,573    (10,894)  Consolidated   $ 52,789   $ -  $ 52,789  $ 46,897  $ (354)  $ 46,543  28

 Non-GAAP Financial Measures (Cont’d)  Results by Segment   Year Ended December 31,   Adjusted  * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, adjustments consist of the results of the divested product lines, divestiture & other related costs, and operational improvement plan costs and income.  Revenue   2021    Adjustments*   2021   Flavors & Extracts  $ 739,427  $ (27,837)  $ 711,590  Color  545,270  (2,080)  543,190  Asia Pacific  135,348  (295)  135,053  Intersegment elimination   (39,781)   150    (39,631)  Consolidated   $ 1,380,264   $ (30,062)  $ 1,350,202  Operating Income  Flavors & Extracts  $ 98,660  $ (2,368)  $ 96,292  Color  103,575  575  104,150  Asia Pacific  26,330  (87)  26,243  Corporate & Other   (58,537)   12,243    (46,294)  Consolidated   $ 170,028   $ 10,363  $ 180,391  28

 Non-GAAP Financial Measures (Cont’d)  Operating income (GAAP)  $ 52,789  $  Depreciation and amortization  13,  Depreciation and amortization, divested product lines  Share-based compensation expense  Divestiture & other related costs, before ta  Results of operations of the dive  Operational improveme  Adjusted EBIT  Three Months Ended March 31,   2022 2021  28